UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2004


                             FIRST FINANCIAL BANCORP
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                    0-12499                94-28222858
____________________________    _____________________    ______________________
(State or other jurisdiction    (Commission File No.)        (IRS Employer
     of incorporation)                                   Identification Number)


        First Financial Bancorp
  701 South Ham Lane, Lodi, California                                  95242
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (209)-367-2000
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

                  On October 27, 2004 the registrant and its wholly-owned subsidiary Bank of Lodi, N.A., Placer Sierra Bancshares, and the registrant's directors Angelo Anagnos, Steven Coldani and Kevin Van Steenberge, entered into the standstill agreement attached to this report as exhibit 10 and incorporated herein by reference, and the registrant issued the press release attached to this report as exhibit 99 and incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.


                  The exhibits to this report are incorporated by reference to the exhibit index which is attached hereto.

                  This report contains forward-looking statements with respect to the financial condition, results of operation and businesses of Placer Sierra Bancshares and First Financial Bancorp within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements that relate to future financial performance and condition, and pending mergers. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Company's control. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) the receipt of regulatory and shareholder approval for the acquisition; (2) the success of Placer Sierra Bancshares at integrating First Financial Bancorp into its organization and achieving the targeted cost savings; (3) deterioration in general economic conditions, internationally, nationally or in the State of California; (4) increased competitive pressure among financial services companies; (5) changes in the interest rate environment reducing interest margins or increasing interest rate risk; (6) the impact of terrorist acts or military actions; and (7) other risks detailed in periodic reports filed by Placer Sierra Bancshares and First Financial Bancorp with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and First Financial Bancorp does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.


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


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   October 27, 2004                        FIRST FINANCIAL BANCORP


                                                By: /s/ ALLEN R. CHRISTENSON
                                                ________________________________
                                                Name:   Allen R. Christenson
                                                        Executive Vice President
                                                        Chief Financial Officer





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


                                  EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION

    10 Standstill agreement among the registrant, its wholly-owned subsidiary Bank of Lodi, N.A., Placer Sierra Bancshares, and the registrant's directors Angelo Anagnos, Steven Coldani and Kevin Van Steenberge

    99           Press release issued by the registrant on October 27, 2004





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